SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2005

BioMed Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32261	20-1142292

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 222
San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 10.10
EXHIBIT 10.11
EXHIBIT 10.12
EXHIBIT 10.13
EXHIBIT 10.14
EXHIBIT 10.15
EXHIBIT 10.16
EXHIBIT 10.17
EXHIBIT 10.18
EXHIBIT 10.19
EXHIBIT 10.20
EXHIBIT 10.21
EXHIBIT 10.22
EXHIBIT 10.23
EXHIBIT 10.24
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.

KeyBank Credit Facilities

     In connection with the acquisition of the Lyme Portfolio, described below in Item 2.01, on May 31, 2005, BioMed Realty, L.P. (the “Operating Partnership”), the operating partnership subsidiary of BioMed Realty Trust, Inc. (“BioMed”), entered into three credit facilities with KeyBank National Association (“KeyBank”), as administrative agent, and certain other lenders, under which it initially borrowed $485.0 million of a total of $600.0 million available under the facilities. BioMed also assumed approximately $131.2 million of secured indebtedness in connection with the acquisition of the Lyme Portfolio.

     The credit facilities include a senior unsecured revolving credit facility of $250.0 million, a senior unsecured term loan facility of $100.0 million and a senior secured term loan facility of $250.0 million. The senior unsecured facilities have a maturity date of May 30, 2008 and bear interest at a floating rate equal to, at BioMed’s option, either (a) reserve adjusted LIBOR plus a spread which ranges from 120 to 200 basis points, depending on BioMed’s leverage, or (b) the higher of (1) the prime rate then in effect plus a spread which ranges from 0 to 50 basis points and (2) the federal funds rate then in effect plus a spread which ranges from 50 to 100 basis points, in each case, depending on BioMed’s leverage.

     BioMed, at its sole discretion, may extend the maturity date of either or both of the unsecured credit facilities to May 30, 2009 after satisfying certain conditions and paying an extension fee totaling 0.20% of the then outstanding line commitment and/or the outstanding term amount, as applicable. Subject to the administrative agent’s reasonable discretion, BioMed may increase the amount of the revolving credit commitments to $400.0 million upon satisfying certain conditions. The unsecured credit facilities require payment of a quarterly unused commitment fee ranging from 12.5 basis points to 20 basis points depending on the total unused commitment, as well as an annual administrative fee equal to $100,000 with respect to the revolving credit facility, and an annual administrative fee equal to $50,000 with respect to the unsecured term loan facility. The revolving credit facility replaces BioMed’s existing $100.0 million unsecured credit facility with U.S. Bank National Association. Borrowings under the unsecured credit facilities are guaranteed by BioMed and certain subsidiaries of the Operating Partnership.

     The terms of the unsecured credit facilities include certain restrictions and covenants, which limit, among other things, the payment of dividends, and the incurrence of additional indebtedness and liens. The terms also require compliance with financial covenants relating to the minimum amounts of net worth, fixed charge coverage, unsecured debt service coverage, leverage ratio, interest coverage, the maximum amount of unsecured, secured and recourse indebtedness, and certain investment limitations. Subject to certain exceptions, the dividend restriction referred to above generally provides that, except to enable BioMed to continue to qualify as a REIT for federal income tax purposes, BioMed will not during any four consecutive quarters make distributions with respect to common stock or other equity interests in an aggregate amount in excess of either 95% of funds from operations or 100% of funds available for distribution, each as defined, for such period. The unsecured credit facilities specify a number of events of default (some of which are subject to applicable cure periods), including, among others, the failure to make payments when due, noncompliance with covenants and defaults under other agreements or instruments of indebtedness. Upon the occurrence of an event of default, the lenders may terminate the unsecured credit facilities and declare all amounts outstanding to be immediately due and payable.

     The secured credit facility has a maturity date of May 30, 2010 and bears interest at a floating rate equal to, at BioMed’s option, either (a) reserve adjusted LIBOR plus 225 basis points or (b) the higher of (1) the prime rate then in effect plus 50 basis points and (2) the federal funds rate then in effect plus 100 basis points. The secured facility requires payment of an annual administrative fee equal to $50,000. Borrowings under the secured credit facility are, subject to certain exceptions, secured by the Operating Partnership’s interest in any distributions of its subsidiaries that own subject properties, which are generally those properties subject to first lien indebtedness, as a well as a pledge of the Operating Partnership’s equity interest in one of its subsidiaries that owns a subject property, and are further evidenced by security agreements, notes and other related documents. The secured credit facility is initially secured by 13 properties. Borrowings under the facility also are guaranteed by BioMed and certain subsidiaries of the Operating Partnership that own subject properties. The terms of the secured credit facility include restrictions, covenants and events of default similar to those contained in the unsecured credit facilities.

Upon the occurrence of an event of default, the lenders may terminate this facility and declare all amounts outstanding to be immediately due and payable. BioMed entered into an interest rate swap agreement, which has the effect of fixing the interest rate on the secured credit facility at approximately 6.4%.

     The foregoing description of the KeyBank credit facilities does not purport to be complete and is qualified in its entirety by reference to the complete text of the unsecured credit agreement, secured term loan agreement and related notes, which are filed as exhibits to this report and incorporated herein by reference.

Kendall Square D Mortgage Loan

     The Operating Partnership also assumed certain mortgages in connection with the acquisition of the Lyme Portfolio, including a mortgage with The Variable Annuity Life Insurance Company secured by the Kendall Square D property. The Kendall Square D mortgage loan has an outstanding balance as of May 31, 2005 of $73.2 million. The mortgage has a fixed interest rate of 6.4% per annum, a monthly payment of principal and interest of $501,000 and a maturity date of December 1, 2018. The Operating Partnership may prepay the mortgage in full at any time upon payment of a prepayment premium.

     The foregoing description of the Kendall Square D mortgage loan does not purport to be complete and is qualified in its entirety by reference to the complete text of the assumption agreement, promissory note and mortgage agreement, which are filed as exhibits to this report and incorporated herein by reference.

Vertex Pharmaceuticals Leases

     In connection with the acquisition of the Lyme Portfolio, BioMed assumed triple-net leases with Vertex Pharmaceuticals Incorporated with respect to approximately 583,474 rentable square feet of laboratory and office space at the Kendall Square A, Sidney Street and 40 Erie Street properties. Annualized rent under the Kendall Square A lease is $14.5 million. The lease expires in April 2018, subject to the tenant’s option to renew the lease for two additional ten-year periods. Annualized rent under the Sidney Street lease is $4.1 million. The lease expires in August 2010, subject to the tenant’s option to renew the lease for two additional ten-year periods. Annualized rent under the 40 Erie Street lease is $4.1 million. The lease term covering the original premises of 59,322 rentable square feet expires in December 2010, subject to the tenant’s option to renew the lease for one additional five-year period. The term for the additional lease for 41,532 rentable square feet expires in March 2009, subject to the tenant’s option to renew the lease for two additional five-year periods.

     The foregoing description of the Vertex Pharmaceuticals leases does not purport to be complete and is qualified in its entirety by reference to the complete text of the leases, as amended, which are filed as exhibits to this report and incorporated herein by reference.

Genzyme Lease

     In connection with the acquisition of the Lyme Portfolio, BioMed also assumed a triple-net lease with Genzyme Corporation with respect to approximately 343,000 rentable square feet of laboratory and office space at the Kendall Square D property. The lease expires in July 2018, subject to tenant’s option to renew the lease for two additional ten-year periods. Annualized rent under the Genzyme lease is $15.4 million.

     The foregoing description of the Genzyme lease does not purport to be complete and is qualified in its entirety by reference to the complete text of the lease, as amended, which is filed as an exhibit to this report and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On May 31, 2005, BioMed, through its Operating Partnership, completed the acquisition of a portfolio of eight properties including one parking structure in Cambridge, Massachusetts, and an additional property in Lebanon, New Hampshire (collectively, the “Lyme Portfolio”) from The Lyme Timber Company, an affiliate of Lyme Properties. The purchase price, which was determined through negotiations between the Operating Partnership and The Lyme Timber Company, was $523.6 million, excluding closing costs. The Operating Partnership funded the purchase price through borrowings under the KeyBank credit facilities, and the assumption of approximately $131.2 million of indebtedness, as described above in Item 1.01.

     The Lyme Portfolio consists of properties totaling approximately 1.1 million rentable square feet of laboratory and office space, in addition to the parking structure with 447 parking spaces. The following table details the rentable square feet per property.

			Percent
		Rentable	Rentable
Properties	Location	Square Feet	Square Feet
Kendall Square D	Cambridge, MA	349,325	30.6%
Kendall Square A	Cambridge, MA	302,919	26.5%
Sidney Street	Cambridge, MA	191,904	16.8%
40 Erie Street	Cambridge, MA	100,854	8.8%
Albany Street	Cambridge, MA	75,003	6.6%
Vassar Street	Cambridge, MA	52,520	4.6%
21 Erie Street	Cambridge, MA	48,238	4.2%
47 Erie Street Parking Structure	Cambridge, MA	N/A	N/A
Lucent Drive	Lebanon, NH	21,500	1.9%

Total		1,142,263	100.0%

     In connection with the closing of the acquisition, BioMed issued a press release, which is attached as Exhibit 99.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements that are required to be filed pursuant to this item will be filed by amendment not later than 71 days following the due date of this report.

(b)	Pro Forma Financial Information.

The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment not later than 71 days following the due date of this report.

(c)	The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
10.1	Secured Term Loan Agreement, dated as of May 31, 2005, by and among BioMed Realty, L.P., KeyBank National Association, as Administrative Agent, and certain lenders party thereto.
10.2	Form of Secured Term Loan Note.
10.3	Unsecured Credit Agreement, dated as of May 31, 2005, by and among BioMed Realty, L.P., KeyBank National Association, as Administrative Agent, and certain lenders party thereto.
10.4	Form of Line Note under Unsecured Credit Agreement.
10.5	Form of Term Note under Unsecured Credit Agreement.
10.6	Assumption, Consent and Loan Modification Agreement, dated as of May 31, 2005, by and among KS Parcel D,

Exhibit
Number	Description of Exhibit
LLC, The Lyme Timber Company, BioMed Realty Trust, Inc., BMR – 500 Kendall Street LLC and The Variable Annuity Life Insurance Company.
10.7	Promissory Note, dated as of November 21, 2003, to The Variable Annuity Life Insurance Company.
10.8	Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of November 21, 2003, in favor of The Variable Annuity Life Insurance Company.
10.9	Lease, dated as of August 28, 2000, by and between Kendall Square, LLC and Genzyme Corporation.
10.10	First Amendment to Lease, dated as of August 1, 2003, by and between Kendall Square, LLC and Genzyme Corporation.
10.11	Lease, dated as of January 18, 2001, by and between Kendall Square, LLC and Vertex Pharmaceuticals Incorporated.
10.12	First Amendment to Lease, dated as of May 9, 2002, by and between Kendall Square, LLC and Vertex Pharmaceuticals Incorporated.
10.13	Second Amendment to Lease, dated as of September 16, 2003, by and between KS Parcel A, LLC, as successor to Kendall Square, LLC, and Vertex Pharmaceuticals Incorporated.
10.14	Third Amendment to Lease, dated as of December 22, 2003, by and between KS Parcel A, LLC, as successor to Kendall Square, LLC, and Vertex Pharmaceuticals Incorporated.
10.15	Fourth Amendment to Lease, dated as of September 30, 2004, by and between KS Parcel A, LLC, as successor to Kendall Square, LLC, and Vertex Pharmaceuticals Incorporated.
10.16	Fifth Amendment to Lease, dated as of April 15, 2005, by and between KS Parcel A, LLC, as successor to Kendall Square, LLC, and Vertex Pharmaceuticals Incorporated.
10.17	Lease, dated as of September 17, 1999, by and between Trustees of Fort Washington Realty Trust and Vertex Pharmaceuticals Incorporated.
10.18	Lease, dated March 3, 1995, by and between Fort Washington Limited Partnership and Vertex Pharmaceuticals Incorporated.
10.19	First Amendment to Lease, dated as of December 1996, by and between David E. Clem and David M. Roby, as Trustees of Fort Washington Realty Trust, and Vertex Pharmaceuticals Incorporated.
10.20	Second Amendment to Lease, dated as of June 13, 1997, by and between David E. Clem and David M. Roby, as Trustees of Fort Washington Realty Trust, and Vertex Pharmaceuticals Incorporated.
10.21	Third Amendment to Lease, dated as of October 1, 1998, by and between David E. Clem and David M. Roby, as Trustees of Fort Washington Realty Trust, and Vertex Pharmaceuticals Incorporated.
10.22	Fourth Amendment to Lease, dated as of February 22, 2000, by and between David E. Clem and David M. Roby, as Trustees of Fort Washington Realty Trust, and Vertex Pharmaceuticals Incorporated.
10.23	Fifth Amendment to Lease, dated as of May 1, 1999, by and between David E. Clem and David M. Roby, as Trustees of Fort Washington Realty Trust, and Vertex Pharmaceuticals Incorporated.
10.24	Sixth Amendment to Lease, dated as of April 6, 2005, by and between David E. Clem and David M. Roby, as Trustees of Fort Washington Realty Trust, and Vertex Pharmaceuticals Incorporated.
99.1	Press release issued by BioMed Realty Trust, Inc. on June 1, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2005	BIOMED REALTY TRUST, INC.
	By:	/s/ GARY A. KREITZER
		Name:	Gary A. Kreitzer
		Title:	Executive Vice President